Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Cboe Vest International Equity Buffer ETF – September

(the “Fund”)

Supplement To The Fund’s Prospectus

Dated september 19, 2022

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given Target Outcome Period. On September 16, 2022, the Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of September 19, 2022. The new Target Outcome Period will end on September 15, 2023. The cap for the Fund for the Target Outcome Period beginning on September 19, 2022 is set forth below.

FT Cboe Vest International Equity Buffer ETF – September (YSEP)	25.00% (before fees, expenses and taxes) 24.10% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)

Please Keep this Supplement with your Fund Prospectus for Future Reference